Filed Pursuant to Rule 497

File No. 333-269186

Rule 482ad

Saratoga Investment Corp. Prices Public Offering of

$100 Million 7.50% Notes Due 2031

NEW YORK, NY (January 30, 2026) – Saratoga Investment Corp. (the “Company”) (NYSE: SAR) today announced that it has priced an underwritten public offering of $100.0  million in aggregate principal amount of 7.50% unsecured notes due 2031 (the “Notes”). The offering is subject to customary closing conditions and is expected to close on February 6, 2025.

The Notes will mature on February 6, 2031, and may be redeemed in whole or in part at any time or from time to time at the Company’s option on or after February 6, 2028. The Notes will bear interest at a rate of 7.50% per year payable quarterly on February 28, May 31, August 31, and November 30 of each year, beginning May 31, 2026.

The offering is expected to close on February 6, 2026, subject to customary closing conditions. The Company has granted the underwriters an option to purchase up to an additional $15.0 million in aggregate principal amount of Notes. The Notes are expected to be listed on the New York Stock Exchange and to trade thereon within 30 days of the original issue date under the trading symbol “SAV”.

The Company has received an investment grade private rating of “BBB+” from Egan-Jones Ratings Company, an independent, unaffiliated rating agency.

Egan-Jones is a Nationally Recognized Statistical Rating Organization (NRSRO) and is recognized by the National Association of Insurance Commissioners (NAIC) as a Credit Rating Provider (CRP). Egan-Jones is also certified by the European Securities and Markets Authority (ESMA).

Lucid Capital Markets, LLC and Oppenheimer & Co. Inc. are serving as joint book-running managers for this offering. B. Riley Securities, Inc., Clear Street LLC, Compass Point Research & Trading, LLC, Ladenburg Thalmann & Co. Inc., and Maxim Group LLC are serving as lead managers for this offering. InspereX LLC and William Blair & Company, L.L.C. are serving as co-managers for this offering. The Company intends to use the net proceeds from this offering and available cash to redeem in full the Company’s outstanding 4.375% Notes due 2026.

Investors are advised to consider carefully the investment objective, risks and charges and expenses of the Company before investing. The preliminary prospectus supplement dated January 29, 2026, the pricing term sheet dated January 29, 2026, and the accompanying prospectus dated March 13, 2023, each of which has been filed with the Securities and Exchange Commission (the “SEC”), contains a description of these matters and other important information about the Company and should be read carefully before investing.

This press release does not constitute an offer to sell or the solicitation of an offer to buy, nor will there be any sale of, the Notes referred to in this press release in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction. A registration statement (File No. 333-269186) relating to the Notes was filed and has been declared effective by the SEC.

This offering is being made solely by means of a written prospectus forming part of the effective registration statement and a related preliminary prospectus supplement, which may be obtained for free by visiting the SEC’s website at www.sec.gov or from of any of the following investment banks: Lucid Capital Markets, LLC, Attn: George Mangione, 570 Lexington Avenue, 40th Floor, New York, NY 10022 (telephone number (646) 362-3098), or by e-mailing GMangione@lucidcm.com; or Oppenheimer & Co. Inc., Attention: Syndicate Prospectus Department, 85 Broad Street, 26th Floor, New York, NY 10004, by telephone at (212) 667-8055, or by email at EquityProspectus@opco.com.

About Saratoga Investment Corp.

Saratoga Investment Corp. is a specialty finance company that provides customized financing solutions to U.S. middle-market businesses. The Company invests primarily in senior and unitranche leveraged loans and mezzanine debt, and, to a lesser extent, equity to provide financing for change of ownership transactions, strategic acquisitions, recapitalizations and growth initiatives in partnership with business owners, management teams and financial sponsors.  Saratoga Investment Corp.’s objective is to create attractive risk-adjusted returns by generating current income and long-term capital appreciation from its debt and equity investments. Saratoga Investment Corp. has elected to be regulated as a business development company under the Investment Company Act of 1940, as amended, and is externally managed by Saratoga Investment Advisors, LLC, an SEC-registered investment advisor focusing on credit-driven strategies.  Saratoga Investment Corp. owns two active SBIC-licensed subsidiaries, having surrendered its first license after repaying all debentures for that fund following the end of its investment period and subsequent wind-down. Furthermore, it manages a $650 million collateralized loan obligation (“CLO”) fund that is in wind-down and co-manages a joint venture (“JV”) fund that owns a $400 million collateralized loan obligation (“JV CLO”) fund.  It also owns 52% of the Class F and 100% of the subordinated notes of the CLO, 87.5% of both the unsecured loans and membership interests of the JV and 87.5% of the Class E-R notes of the JV CLO.  The Company’s diverse funding sources, combined with a permanent capital base, enable Saratoga Investment Corp. to provide a broad range of financing solutions.

FORWARD-LOOKING STATEMENTS

Statements included herein contain certain “forward-looking statements” within the meaning of the federal securities laws, including statements with regard to the Company’s Notes offering and the anticipated use of the net proceeds of the offering. Forward-looking statements can be identified by the use of forward looking words such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or negative versions of those words, other comparable words or other statements that do not relate to historical or factual matters. The forward-looking statements are based on our beliefs, assumptions and expectations of future events and our future performance, taking into account all information currently available to us. These statements are not guarantees of future events, performance, condition or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including but not limited to an economic downturn or recession and its impact on the ability of our portfolio companies to operate and the investment opportunities available to us; the uncertainty associated with the imposition of tariffs and trade barriers and changes in trade policy and its impact on our portfolio companies and the global economy; interest rate volatility, including the uncertainty relating to the interest rate environment; the impact of supply chain constraints; labor shortages; and the elevated levels of inflation, as well as those described from time to time in our filings with the SEC. Any forward-looking statement speaks only as of the date on which it is made. Saratoga Investment Corp. undertakes no duty to update any forward-looking statements made herein, whether as a result of new information, future developments or otherwise, except as required by law.

Contact: Henri Steenkamp
Saratoga Investment Corp.
212-906-7800